EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the year ended December 31, 2025 of Loan Artificial Intelligence Corp. formerly Vestiage, Inc., a Florida corporation (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Raymond Fu, Chief Executive Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

2. The information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: April 15, 2026	By:	/s/ Raymond Fu
Raymond Fu
Chief Executive Officer (Principal Executive Officer)